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Disclaimer Forward-Looking Statements and Market Data This presentation contains forward-looking statements, which are statements other than those of historical facts and which represent the estimates and expectations of Fulgent Genetics, Inc. (the “Company”) about future events based on current views and assumptions. Examples of forward-looking statements made in this presentation include, among others, those related its anticipated growth and positioning, the Company’s mission and strategies, the success of its business model and strategy, anticipated future revenue and guidance, evaluations and judgments regarding the Company’s business, products, technologies, competitive landscape, scalability, plans regarding development and launch of potential future products, and any businesses the Company may seek to acquire or has acquired, including statements regarding CSI Laboratories and Helio Health. The Company’s views and assumptions on which these forward-looking statements are based may prove to be incorrect. As a result, matters discussed in any forward-looking statements are subject to risks, uncertainties and changes in circumstances that may cause actual results to differ materially from those discussed or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those implied by forward-looking statements are disclosed under “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including its annual report on Form 10-K filed on March 8, 2021, and other reports it files from time to time. Because of these factors, you should not rely upon forward-looking statements as predictions of future events. The forward-looking statements in this presentation are made only as of the date hereof, and, except as required by law, the Company assumes no obligation to update any forward-looking statements in the future. The company’s reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 8, 2021 and the other reports it files from time to time, including subsequently filed quarterly and current reports, are made available on the company’s website upon their filing with the SEC. These reports contain more information about the company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release. This presentation also includes market data and forecasts with respect to the industry in which the Company operates. In some cases the Company relies upon and refers to market data and certain industry forecasts that have been obtained from third-party surveys, market research, consultant surveys, publicly available information and industry publications that the Company believes to be reliable. These data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in this presentation. 2

Mission, Core Values, and Strategy 3 Mission Develop flexible and affordable genomic testing that improves the everyday lives of those around us Core Values Innovation Customer service and commitment Quality Efficiency Strategy Leverage our proprietary NGS platform for broad application Operational excellence Disciplined M&A We are a premier global, technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health

Leadership Team



Ming Hsieh
Chief Executive Officer

Experienced operational leader, entrepreneur and philanthropist

Previously CEO, President, and Chairman of Cogent Systems

Member of the National Academy of Engineering; Fellow of the National Academy of Inventors; Trustee of USC



Paul Kim
Chief Financial Officer

Experienced financial leader and Certified Public Accountant

Previously CFO of Cogent Systems; sold to 3M for $943M in 2010

B.A. in Economics from University of California at Berkeley



Dr. Harry Gao
Lab Director and Chief Scientific Officer

Previously Lab Director at City of Hope

Clinical molecular genetics training fellowship and post-doctoral fellowship at Harvard Medical School

M.S. in Immunology, and M.D. and Ph.D. in Microbiology, Immunology, and Medical Genetics



James Xie
Chief Operating Officer

Responsible for managing all global operations, product vision and product engineering

Served as an SVP of Cogent

B.A. in Engineering, M.S. in Industrial Engineering and an M.S. in Computer Science



Brandon Perthuis
Chief Commercial Officer

Extensive experience leading genetic testing commercialization programs since 2003

Previously VP of Sales and Marketing of the Medical Genetics Laboratory at Baylor College of Medicine

Prior to Baylor, held senior roles at PerkinElmer and Spectral Genomics



Dr. Lawrence Weiss
Chief Medical Officer

Esteemed background in molecular science and pathology

Most recently Chief Medical Officer at NeoGenomics; prior senior role at Clarient.

Chairman Emeritus of Pathology at City of Hope National Medical Center

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History of Fulgent Genetics

2011
- **Founded** with initial focus on pediatric rare disease
- COGENT SYSTEMS — Ming Hsieh, Paul Kim, James Xie
- City of Hope — Dr. Harry Gao

2015-2016
- Combined technology approach from Cogent with genetics expertise from the City of Hope
- Nasdaq **IPO**
- Tests for oncology, cardiovascular, and neurological disorders added

2017-2019
- **Launched Picture,** at-home genetic test offering
- **Launched JV** with Xi Long in China
- Women's health and prenatal testing added
- Baylor College of Medicine — Brandon Perthuis

2020
- Launched **COVID-19** testing
- **Rapid Expansion** enabled by proprietary technology platform
- **Opened lab** in Houston, TX
- **Awarded multiple testing contracts** from a variety of States

2021 & Onwards
- **Awarded CDC contract** to study variants
- **CSI Labs acquired**, expanding footprint and offerings
- NEO GENOMICS — Dr. Larry Weiss
- Acquired controlling ownership of Chinese JV

Expansion with organic growth and strategic deployment of capital

Strengthen positioning as holistic genetic testing platform

Leverage expertise of seasoned leadership team with disciplined operational focus

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Well positioned to execute on a growth strategy that includes organic and inorganic initiatives, including: Ramping and integration of capabilities of CSI Labs Scaling partnerships – Helio Health and Spatial Genomics Controlling interest in China JV to grow global presence Potential future acquisitions with a strategy of short and long term ROI, tangible synergies and efficient capital deployment Fulgent is Positioned to Execute on Our Growth Strategy 6 Proprietary technology platform allows for rapid scaling of a broad, flexible test menu 18,400+ Genes | 900+ Panels | Customizable Offerings Next-generation sequencing (NGS) platform complemented with growing portfolio of emerging testing technologies with a focus on oncology

CSI Laboratories Acquisition 7 Leading cancer testing and diagnostics laboratory acquired in August 2021 Headquarters & Main Laboratory 2580 Westside Pkwy. Alpharetta, GA 30004 South Florida Laboratory 2141 Alternate A1A, South Jupiter, FL 33477 Accelerates Fulgent’s goal of becoming a large player in the molecular diagnostic field with focus on oncology, with the goal of leveraging the NGS platform Profitable with quality customers, reimbursement contracts, and established service offerings in molecular diagnostics, Flow, FISH, Cytogenetics, and Histology Key CSI Highlights Founded in 1997 Approximately 400 unique tests offered ~165 million covered lives

Fulgent Equity Investment: $20 Million Helio Health Investment & Strategic Partnership 8 Emerging liquid biopsy company for early detection of cancer with proven management team USA Office 9950 Research Drive Irvine, CA 92618 China Office No. 1908, Building 10, Jianguo Rd Chaoyang District, Beijing, 100022 +86 10 58208807 Fulgent enters the early detection liquid biopsy space, and Helio benefits from the operational capabilities and establishment of Fulgent Exclusive commercial agreement LDT US & Canada Poised to access both the US and China markets Successful commercial launch in December 2021

Spatial Genomics Investment & Strategic Partnership 9 Spatial Genomics has developed sequential fluorescence in situ hybridization (seqFISH), an advanced biomolecular analysis method that merges imaging with combinatorial molecular barcoding Sophisticated multiplex, multiomic platform that can simultaneously detect tens of thousands of gene expressions, DNA alterations, and proteomic profiling with a subcellular level of spatial information Potential applications include development biology, immunology, cancer genomic and metabolism, biomarker discovery Commercial agreement in process Fulgent Equity Investment Up to $40 Million in Series A

FF Gene Biotech Joint Venture & China Strategy 10 FF Gene Biotech Joint Venture Joint venture between Fulgent, Xi Long Scientific, and Fuzhou Jinqiang Investment Partnership (FJIP) Fulgent owns controlling interest Brings Fulgent’s NGS capabilities to the Chinese genetic testing market Fulgent will increase testing capacity and expand the sales organization in China Currently ~100 employees on the ground Test menu mirrors Fulgent’s existing capabilities in the US Primary international focus is on China, the largest genetic testing market in the world – projected to grow at 30% CAGR to $4.5B in 20301 Fulgent’s current presence in China is a significant competitive advantage vs. other US testing companies Ongoing evaluation of additional international opportunities China Insight Consultancy (CIC)

Target Market Opportunity 11 Cancer Diagnostics Reproductive Health Genes & Panels Known Mutation Genomic Testing Hereditary Cancer Tumor Profiling Newborn Genetics Carrier Screens Sequencing Service $18B market2 $80B market2 $7B market1 Early Detection / Liquid Biopsy Market size sourced from Frost & Sullivan Market sizes sourced from Wall Street equity research

What Sets Fulgent Apart?

A New Approach to NGS

- Proprietary probes and engineered chemistry
- Comparison and Suppression Algorithms
- Comprehensive analytics powered by AI and ML

Leads to a Broader Test Menu

- 18,400+ single-gene tests [1]
- 900+ panels
- Whole Genome and Exome
- Flexibility enables custom tests for any genes or conditions
- Preset panels have grown 350% since IPO in 2016

And a Better Cost Structure

- Average COGS per Test: $25 [2]
- Lab efficiencies, automation and scale have translated to a sustainable cost structure
- Partnerships create leverage with sales and marketing
- Process 100% of volume without the need for outsourcing

fulgent

Superior Cost Structure

Extensive Test Menu

Technology Platform

1) Represents genes covered by single-gene tests.
2) For Q4 2021. Includes all tests available for sale (e.g., Whole Exome, Whole Genome, Large Panels, Small Panels, Comprehensive and Focus Cancer Panels and Single-Gene Tests, COVID-19 Tests, and vaccines). Also excludes stock-based compensation. See GAAP reconciliation.

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Proprietary Technology Platform 13 Differentiated Technology... Engineered genetic biochemistry, including reagents and probes Data suppression and comparison algorithms Adaptive learning software Automated reporting …Provides a Multitude of Advantages Broadest test menu Ability to rapidly develop and launch new tests Customizable test offerings Lower costs per billable test High efficiency

Fulgent's Broad Capabilities

Next Generation Sequencing Opportunities

COVID NGS

- **Research driven platform** working with local and federal government on genomic studies
- **CDC contract** awarded Fulgent worth up to $47M to study SARS-CoV-2 using Fulgent's NGS platform
- **Capacity** of 10,000 NGS tests per day
- **Used** to identify new strains and mutations

Core NGS

Recent Traction with:
- Hereditary Cancer
- Cardiovascular Genetics
- Reproductive Health
- Neurodegenerative Genetics

Newly launched pharmacogenetic test

Aggressively expanding sales and commercial organization

Specialized Oncology Testing

Wide Array of Technologies

- **Services Include:**
  - Flow cytometry
  - Cytogenetic analysis
  - Fluorescence in-situ hybridization (FISH)
  - Immunohistochemistry
  - Molecular genetics
  - Consultations in the areas of hematopathology and surgical pathology
  - NGS

Commercialized COVID-19 Testing

Primarily RT-PCR Based Testing

- **Contracts with:**
  - School systems
  - Nursing homes
  - Athletic organizations
  - Specialty health clinics
  - Travel organizations
  - Government agencies
- **Offered through:**
  - Drive through sites
  - Picture at-home kits
  - Managed on-site programs

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Fulgent's Menu is Scalable and Affordable to Customers


Average Sales Price / Test
Q4 '21 Average Sales Price / Test: ~$103
GREATER OFFERINGS THAN COMPETITORS
CNV+
Whole Genome
Whole Exome
Clinical Exome
Comprehensive Panel
Large Panel
Small Panel
Focus Panel
Single-Gene / Custom
Cytogenetics
Molecular
FISH
Flow Cytometry
Histopathology
CSI Laboratories
A FULGENT GENETICS COMPANY
MANY COMPETITORS DO NOT OFFER
Q4 '21 Average COGS / Test: ~$25(1)

1) For Q4 2021. Includes all tests available for sale (e.g., Whole Exome, Whole Genome, Large Panels, Small Panels, Comprehensive and Focus Cancer Panels and Single-Gene Tests, COVID-19 Tests, and vaccines). Also excludes stock-based compensation. See GAAP reconciliation.

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NGS Testing – Offerings 16 Site-Specific Testing Known Mutation Focus (30 Genes) Comprehensive (127 Genes) Somatic Cancer Panels 19 Panels Repeat Expansion 18,400+ Genes Single Gene 900+ Panels Customizable Panels Disease Panels Clinical Exome (4,500+ Genes) Whole Exome Exome Tests

NGS Testing – Oncology Test Menu Customizable: Add additional cancer genes or panels at no charge Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Customizable: Add additional cancer genes or panels at no charge Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks 17 Focused Comprehensive

Oncology Testing Platforms

FISH

- Expansive heme and solid tumor menu
- Promyelocytic Leukemia/Retinoic Acid Receptor Alpha test: 4-hour turnaround time
- Genius Multiple Myeloma Assessment Protocol (using CD138 isolation marker) for plasma cell enrichment
- 3-5 Day turnaround time

HISTOLOGY

- 225+ stains
- Platforms
  - Ventana Ultra/Dako Link 48
  - Aperio ScanScope
- Three levels of service
- Programmed death-ligand (PD-L1), Mismatch Repair and Microsatellite Instability
- 12-36 hour turnaround time

CYTOGENETICS

- Oncology and constitutional
- >20% abnormality detection rate
- Mitogen stimulation/dual culture
- DSP30 (detection of B-Cell disorders)
- Interleukin 4 for Multiple Myeloma
- Phytohemagglutinin and Interleukin 2 (detection of T-Cell disorders)
- Children's Oncology Group approved
- 5-7 Day turnaround time

FLOW CYTOMETRY

- 10-color platform
- Comprehensive panel design
- High-sensitivity for Paroxysmal Nocturnal Hemoglobinuria
- Expert analysis and interpretation
- 12-24 hour turnaround time

MOLECULAR

- Hematology and solid tumor menu
- 90% of assays performed in-house
- Microarray and NGS available
- 5-7 day turnaround time

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The Focus Carrier screen is a pan-ethnic screen that looks for pathogenic mutations known to cause autosomal recessive and X-linked disorders Gene Count: 30 The Ashkenazi Jewish carrier screens for pathogenic carrier variants known to cause recessive genetic disorders Gene Count: 43 The ACOG/ACMG panel screens for common genetic disorders seen in the general population Gene Count: 6 The Expanded Panel with “opt-in” genes, these 9 genes are associated with mild or adult-onset presentation disease Gene Count: 410 The Expanded Panel screens for more than 400 recessive and X-linked conditions that covers people of all ethnic backgrounds Gene Count: 401 NGS Testing – Panel Deep Dive 19 Beacon ACOG / ACMG Guidelines Panel Beacon Ashkenazi Jewish Panel Beacon Focus Panel Beacon Expanded Panel Beacon Expanded + Opt-in Genes Fulgent Beacon Carrier Screening Tests Are the Most Comprehensive Ever Offered

NGS Testing – Women’s Health: PGT-A Increased Chance of Pregnancy Embryos with a normal number of chromosomes have a better chance of resulting in successful pregnancy More Confidence in Transferring a Single Embryo Avoid health risks associated with twin or triplet pregnancies that can occur from multiple embryo implantation Reduced Risk of Miscarriage Embryos with an abnormal number of chromosomes (aneuploid) typically do not result in successful pregnancy or may result in birth defects Fewer Number of Embryo Transfer Cycles Needed Reduce the amount of time to pregnancy and the costs of additional IVF cycles PGT-A Can Expand a Patient’s Prospects of a Successful Pregnancy Preimplantation Genetic Testing for Aneuploidy (PGT-A) can identify potentially abnormal embryos for transfer in IVF, thereby expanding a patient’s prospects of a successful pregnancy 20 Women 35+ Who is PGT-A testing for? Those who have experienced miscarriages Those who want to reduce the likelihood of having multiples Couples experiencing male factor infertility Those who have experienced IVF failure

NGS Testing – Rapid Whole Genome for Newborns Screens for over 200 health conditions Identifies potential health risks before symptoms arise Early detection known to have a positive impact Simple cheek swab collection for your baby : No pricks, sticks, or tears necessary Newborn Genetic Screening Goes Beyond Standard Newborn Screening Multiple congenital anomalies Inborn errors of metabolism Immunodeficiency Respiratory distress Epilepsy Ideal for Infants Experiencing: In a Retrospective Analysis of Diagnostic and Clinical Finding with 35 Acutely Ill Infants (2015): TAT of 7 - 10 Days Designed for critically ill infants in the NICU or PICU to rapidly diagnose genetic disorders 21

Consumer Initiated Tests – Picture Genetics Targeting the Large Consumer Market with Picture Genetics Launched in 2019 with significant growth amid COVID-19 A consumer-focused offering that merges clinical utility with accuracy of an accredited lab Extends Fulgent’s NGS capabilities to a broader market Validated by successfully scaling to several million billable tests performed within months for COVID-19, after receiving an EUA Performs a complete sequencing (vs genotyping) analysis for better, more accurate results Patient-friendly with easy to use “order from home” model – no doctor visits or insurance necessary, though many tests are eligible for reimbursement Full service offering that includes analysis and genetic counseling support 22

Summary Financial Performance 23 $122.6M FY Core Revenue1 as of Q4’21 $539M LTM Operating Cash Flow as of Q4’21 ~372,000 LTM Core Tests as of Q4’21 235.8% growth year-over-year ~413% growth year-over-year ($ in thousands) +235.8% year-over-year Core Revenue in 2021 includes NGS COVID-19 test volume, which is excluded from Core Revenue beginning Q1 2022

Financial Performance: Revenue Profile 24 Core Revenue in 2021 includes NGS COVID-19 test volume, which is excluded from Core Revenue beginning Q1 2022

Figure is not in accordance with GAAP because it does not include equity-based compensation and amortization (1) Financial Performance: Margin Profile 25 (1) (1)

2022 Financial Guidance COVID Core 26 NGS COVID-19 testing was included in “Core” revenue in 2021 and will be included in COVID beginning Q1 2022. “Ex COVID NGS” growth rate excludes the contributions from NGS COVID-19 testing under our CDC contract in 2021 for more accurate year over year comparison purposes.

Balance Sheet 27

Non-GAAP Financial Adjustments 28

Founded in 2011 | Located in Los Angeles, CA | NASDAQ:FLGT